MANAGERS AMG FUNDS

RORER MID-CAP FUND

Supplement dated December 8, 2005

to the Prospectus and Statement of Additional Information

dated March 1, 2005

The following information supplements and supersedes any information to the contrary relating to Rorer Mid-Cap Fund (the “Fund”), a series of Managers AMG Funds (the “Trust”), contained in the Fund’s Prospectus and Statement of Additional Information dated March 1, 2005.

Rorer Mid-Cap Fund:

At a meeting held on December 2, 2005, the Trust’s Board of Trustees unanimously approved a plan to liquidate and terminate the Fund, effective on or about January 31, 2006 (the “Liquidation Date”). It is expected that the cash proceeds of the liquidation will be distributed to shareholders promptly following the Liquidation Date.

In light of the upcoming liquidation, effective immediately, the Fund will no longer accept investments for either new or existing shareholder accounts (excluding investments made pursuant to automatic investment programs and reinvestment of any dividends and distributions).

December 8, 2005